UNITED STATES
                        SECURITIES AND EXCHANGE COMMISION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                                    Pursuant
                            To Section 18 or 15(d) of
                       the Securities Exchange Act of 1934
            Date of Report (Date of earliest reported): July 4, 2005

                                   MEGOLA INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        Nevada                              000-49815                          88-0492605
        ------                              ---------                          ----------
(State or other jurisdiction               (Commission                       (I.R.S. employer
         of incorporation)                 File Number)                    identification number)

              446 Lyndock St., Suite 102, Corunna, Ontario N0N 1G0

               (Address of principal executive offices) (Zip code)

                                 (519) 481-0628
                Registrants telephone number, including area code

                                      None

                  (Former Address If Changed since Last Report)

Item 5.           Other Events

On June 30th, 2005, Megola Inc., executed a Public Relations and Communications Agreement with EquitiLink, LLC.

Item 7            Public Relations and Communications Agreement and Exhibits

Exhibits

(100.3) Press Release dated June 30, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Megola, Inc.
                                  (Registrant)

Dated: July 4, 2005                         By:  /s/ Joel Gardner
                                            ---------------------------------
                                                     Joel Gardner, President